PROSPECTUS

                            [american century logo]
                                    American
                                Century(reg.sm)
                                   Brokerage

                              SEPTEMBER 2, 1997
                          AS REVISED DECEMBER 15, 1997

                                    BENHAM
                                 GROUP(reg.tm)

                            Tax-Free Money Market

                               INVESTOR CLASS


                         AMERICAN CENTURY INVESTMENTS
                                FAMILY OF FUNDS


    American Century Investments offers you nearly 70 fund choices covering stocks, bonds, money markets, specialty investments and blended portfolios. To help you find the funds that may meet your investment needs, American Century funds have been divided into three groups based on investment style and objectives. These groups, which appear below, are designed to help simplify your fund decisions.

                          AMERICAN CENTURY INVESTMENTS

--------------------------------------------------------------------------------
      BENHAM GROUP(reg.tm)      AMERICAN CENTURY       TWENTIETH CENTURY(reg.tm)
                                      GROUP                      GROUP
--------------------------------------------------------------------------------
      MONEY MARKET FUNDS        ASSET ALLOCATION &            GROWTH FUNDS
    GOVERNMENT BOND FUNDS         BALANCED FUNDS          INTERNATIONAL FUNDS
    DIVERSIFIED BOND FUNDS  CONSERVATIVE EQUITY FUNDS
     MUNICIPAL BOND FUNDS       SPECIALTY FUNDS
--------------------------------------------------------------------------------
    Tax-Free Money Market


                                  PROSPECTUS

                              SEPTEMBER 2, 1997
                         AS REVISED DECEMBER 15, 1997

                            Tax-Free Money Market

                                INVESTOR CLASS

                        AMERICAN CENTURY MUNICIPAL TRUST

    American Century Municipal Trust is a part of American Century Investments, a family of funds that includes nearly 70 no-load mutual funds covering a variety of investment opportunities. One of the money market funds from our Benham Group that invests in municipal securities (the "Fund"), is described in this Prospectus. Its investment objective is listed on page 2 of this Prospectus. The other funds are described in separate prospectuses.

    Through its Investor Class of shares, American Century offers investors a full line of no-load funds, investments that have no sales charges or commissions.

    This Prospectus gives you information about the Fund that you should know before investing. Please read this Prospectus carefully and retain it for future reference. Additional information is included in the Statement of Additional Information dated September 2, 1997, and filed with the Securities and Exchange Commission (SEC). It is incorporated into this Prospectus by reference. To obtain a copy without charge, call or write:

                       AMERICAN CENTURY INVESTMENTS 4500
                         Main Street * P.O. Box 419200
               Kansas City, Missouri 64141-6200 * 1-800-345-2021
                       International calls: 816-531-5575
                    Telecommunications Device for the Deaf:
                  1-800-634-4113 * In Missouri: 816-444-3485
                       Internet: www.americancentury.com

    Additional information, including this Prospectus and the Statement of Additional Information, may be obtained by accessing the Web site maintained by the SEC (www.sec.gov).

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


PROSPECTUS                                                                    1


                       INVESTMENT OBJECTIVE OF THE FUND

AMERICAN CENTURY -- BENHAM TAX-FREE
MONEY MARKET FUND

Tax-Free Money Market is a money market fund which seeks as high a level of interest income exempt from regular federal income tax as is consistent with prudent investment management, while seeking to conserve shareholders' capital. THERE CAN BE NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE PER SHARE.

    AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S.
                                  GOVERNMENT.

  There is no assurance that the Fund will achieve its investment objective.

NO PERSON IS AUTHORIZED BY THE FUND TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY OR ON BEHALF OF THE FUND, AND YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.


2   INVESTMENT OBJECTIVE                           AMERICAN CENTURY INVESTMENTS


                               TABLE OF CONTENTS

Investment Objective of the Fund ...........................................   2
Transaction and Operating Expense Table ....................................   4
Financial Highlights .......................................................   5

INFORMATION REGARDING THE FUND

Investment Policies of the Fund ............................................   6
   Tax-Free Money Market ...................................................   6
 Portfolio Investment Quality and Maturity
   Guidelines ..............................................................   6
Risk Factors and Investment Techniques .....................................   6
   Basic Fixed Income Investment Risks .....................................   7
           Interest Rate Risk ..............................................   7
           Credit Risk .....................................................   7
           Concentration Risk ..............................................   7
           Call Risk .......................................................   7
   Municipal Securities ....................................................   7
Tax-Exempt Securities ......................................................   8
Other Investment Practices, Their Characteristics
        and Risks ..........................................................   8
   When-Issued and Forward Commitment
       Agreements ..........................................................   8
   Rule 144A Securities ....................................................   8
   Other Techniques ........................................................   9
Performance Advertising ....................................................   9

HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

How to Purchase and Sell American
   Century Funds ...........................................................  11
How to Exchange from One American
   Century Fund to Another .................................................  11
How to Redeem Shares .......................................................  11
Telephone Services .........................................................  11

ADDITIONAL INFORMATION YOU SHOULD KNOW

Share Price ................................................................  12
   When Share Price Is Determined ..........................................  12
   How Share Price Is Determined ...........................................  12
   Where to Find Information About Share Price .............................  13
Distributions ..............................................................  13
Taxes ......................................................................  13
   Tax-Deferred Accounts ...................................................  13
   Taxable Accounts ........................................................  13
   Special Tax Information .................................................  14
   Municipal Securities ....................................................  14
Management .................................................................  15
   Investment Management ...................................................  15
   Code of Ethics ..........................................................  16
   Transfer and Administrative Services ....................................  16
Distribution of Fund Shares ................................................  16
Further Information About American Century .................................  16


PROSPECTUS                                              TABLE OF CONTENTS   3


                    TRANSACTION AND OPERATING EXPENSE TABLE

                                                          Tax-Free Money Market

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases ..............................   none
Maximum Sales Load Imposed on Reinvested Dividends ...................   none
Deferred Sales Load ..................................................   none
Redemption Fee(1) ....................................................   none
Exchange Fee .........................................................   none

ANNUAL FUND OPERATING EXPENSES(2) (as a percentage of net assets):

Management Fees(3) ...................................................  0.00%
12b-1 Fees ...........................................................   none
Other Expenses(4) ....................................................  0.00%
Total Fund Operating Expenses ........................................  0.00%

EXAMPLE:

You would pay the following expenses on                    1 year          $0
a $1,000 investment, assuming a 5% annual                 3 years          11
return and redemption at the end of each time period:     5 years          22
                                                         10 years          57
----------
(1) Redemption proceeds sent by wire are subject to a $10 processing fee.

(2) American Century Investment Management, Inc. (the "Manager") has agreed to waive the expenses of Tax-Free Money Market, until July 31, 1998, to 0.00% of its net assets. If this waiver was not in effect, the Management Fees and Total Fund Operating Expenses would be 0.50% and 0.50%, respectively.

(3) A portion of the management fee may be paid by American Century Investment Management, Inc. to unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the Manager. See "Management -- Transfer and Administrative Services," page 16.

(4) Other expenses, which includes the fees and expenses (including legal counsel fees) of those Trustees who are not "interested persons" as defined in the Investment Company Act of 1940, are expected to be less than 0.01 of 1% of average net assets for the current fiscal year.

  The purpose of the above table is to help you understand the various costs and expenses that you, as a shareholder, will bear directly or indirectly in connection with an investment in the class of shares of the American Century Fund offered by this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and uses a 5% annual rate of return as required by SEC regulations.

  NEITHER THE 5% RATE OF RETURN NOR THE EXPENSES SHOWN ABOVE SHOULD BE CONSIDERED INDICATIONS OF PAST OR FUTURE RETURNS AND EXPENSES. ACTUAL RETURNS AND EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

  The shares offered by this Prospectus are Investor Class shares and have no up-front or deferred sales charges, commissions, or 12b-1 fees. The Investor Class is currently the only class of shares offered by the Fund.


4   TRANSACTION AND OPERATING EXPENSE TABLE         AMERICAN CENTURY INVESTMENTS

                             FINANCIAL HIGHLIGHTS
                             TAX-FREE MONEY MARKET

  The Financial Highlights for each of the periods presented have been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's annual report, which is incorporated by reference into the Statement of Additional Information. The annual report contains additional performance information and will be made available upon request and without charge. The information presented is for a share outstanding throughout the years ended May
31, except as noted.

                                     1997     1996     1995      1994      1993      1992      1991     1990     1989      1988

PER-SHARE DATA

Net Asset Value,
Beginning of Period ............... $1.00    $1.00    $1.00     $1.00     $1.00     $1.00     $1.00    $1.00    $1.00    $1.00
                                    -----    -----    -----     -----     -----     -----     -----    -----    -----    -----
Income From Investment
Operations

   Net Investment Income ..........  0.03     0.03     0.03      0.02      0.02      0.03      0.05     0.06     0.06     0.05

   Net Realized and Unrealized
   Losses on Investment
   Transactions ...................    --       --       --        --        --        --        --       --        --   (0.01)
                                    -----    -----    -----     -----     -----     -----     -----    -----    -----    -----
   Total Income From
   Investment Operations ..........  0.03     0.03     0.03      0.02      0.02      0.03      0.05     0.06     0.06     0.04
                                    -----    -----    -----     -----     -----     -----     -----    -----    -----    -----
Distributions

   From Net Investment Income .....(0.03)   (0.03)   (0.03)    (0.02)    (0.02)    (0.03)    (0.05)   (0.06)   (0.06)   (0.04)
                                    -----    -----    -----     -----     -----     -----     -----    -----    -----    -----
   Total Distributions ............(0.03)   (0.03)   (0.03)    (0.02)    (0.02)    (0.03)    (0.05)   (0.06)   (0.06)   (0.04)
                                    -----    -----    -----     -----     -----     -----     -----    -----    -----    -----
Net Asset Value, End of Period .... $1.00    $1.00    $1.00     $1.00     $1.00     $1.00     $1.00    $1.00    $1.00    $1.00
                                    =====    =====    =====     =====     =====     =====     =====    =====    =====    =====
   Total Return(1) ................ 2.98%    3.19%    2.95%     1.92%     2.12%     3.48%     5.13%    5.68%    5.80%    4.19%

RATIOS/SUPPLEMENTAL DATA

Ratio of Operating Expenses
to Average Net Assets ............. 0.67%    0.65%    0.66%     0.67%     0.68%     0.57%     0.50%    0.50%    0.50%    0.31%

Ratio of Net Investment Income
to Average Net Assets ............. 2.93%    3.12%    2.88%     1.89%     2.10%     3.40%     4.99%    5.56%    5.68%    4.10%

Net Assets, End
of Period (in thousands) .........$85,730  $91,118  $92,034  $109,818  $109,875  $111,112  $111,224  $92,975  $93,897  $70,976
----------

(1) Total  return   assumes   reinvestment   of  dividends   and  capital  gains
    distributions, if any.


PROSPECTUS                                             FINANCIAL HIGHLIGHTS   5


                        INFORMATION REGARDING THE FUND

INVESTMENT POLICIES OF THE FUND

    The Fund has adopted certain investment restrictions that are set forth in the Statement of Additional Information. Those restrictions, as well as the investment objective of the Fund identified on page 2 of this Prospectus and any other investment policies which are designated as "fundamental" in this Prospectus or in the Statement of Additional Information, cannot be changed without shareholder approval. The Fund has implemented additional investment policies and practices to guide its activities in the pursuit of its investment objective. These policies and practices, which are described throughout this Prospectus, are not designated as fundamental policies and may be changed without shareholder approval.

    For an explanation of the securities ratings referred to in the following discussion, see "Other Information" in the Statement of Additional Information.

TAX-FREE MONEY MARKET

    The Fund seeks as high a level of current income exempt from regular federal
income  taxes  as  is  consistent   with  prudent   investment   management  and
conservation of shareholders' capital.

    The Fund is a "diversified company" as defined in the Investment Company Act of 1940 ("the Investment Company Act"). This means that, with respect to 75% of its total assets, the Fund will not invest more that 5% of its total assets in the securities of a single issuer. This policy is fundamental.

    The Fund intends to remain fully invested in municipal obligations, although for temporary defensive purposes, it may invest a portion if its assets in U.S. government securities, the interest income on which is subject to federal income tax. The Fund may invest up to 20% of its total assets in securities issued by U.S. territories or possessions, such as Puerto Rico, provided that the interest on these securities is exempt from the regular federal income tax.

    The Fund may invest up to 20% of its total assets in municipal obligations for which the interest is a tax preference item for purposes of the AMT.

PORTFOLIO INVESTMENT QUALITY AND
MATURITY GUIDELINES

    The Fund may be appropriate for investors seeking share price stability who can accept the lower yields that short-term obligations typically provide.

    In selecting investments for the Fund, the Manager adheres to regulatory guidelines concerning the quality and maturity of money market fund investments as well as to internal guidelines designed to minimize credit risk. In particular, the Fund:

  (1) Buys only U.S. dollar-denominated obligations with remaining maturities of 13 months or less (and variable- and floating-rate obligations with demand features that effectively shorten their maturities to 13 months or less);

  (2) Maintains a dollar-weighted average maturity of 90 days or less; and

  (3) Restricts its investments to high-quality obligations determined by the Manager, pursuant to procedures established by the Board of Trustees, to present minimal credit risks.

    To be considered high-quality, an obligation must be:

  (1) A U.S. government obligation; or

  (2) Rated (or issued by an issuer rated with respect to a class of comparable short-term obligations) in one of the two highest rating categories for short-term obligations by at least two nationally recognized statistical rating agencies ("rating agencies") (or one if only one has rated the obligation); or

  (3) An obligation judged by the Manager, pursuant to guidelines established by the Board of Trustees, to be of quality comparable to the securities listed above.

RISK FACTORS AND INVESTMENT TECHNIQUES

    The market value of the investments of the Fund will change over time in response to a number of factors, which are summarized in the following paragraphs.


6   INFORMATION REGARDING THE FUND                 AMERICAN CENTURY INVESTMENTS


BASIC FIXED INCOME INVESTMENT RISKS

INTEREST RATE RISK

    Interest rate changes affect the level of income the Fund generates for shareholders. This pattern is due to the time value of money. A bond's worth is determined by the present value of its future cash flows. Consequently, changing interest rates have a greater effect on the present value of a long-term bond than a short-term bond.

CREDIT RISK

    In selecting investments for the Fund, the Manager carefully considers the creditworthiness of parties and their reliability for the timely payment of interest and repayment of principal.

    In many cases, these parties include not only the issuer of the obligation, but a bank or other financial intermediary who offers a letter of credit or other form of guarantee on the obligation.

    A security's ratings reflect the opinions of the rating agencies that issue them and are not absolute standards of quality. Because of the cost of obtaining credit ratings, some issuers forego them. Under the direction of the Board of Trustees, the Manager may buy unrated bonds for the Fund if these securities are judged to be of a quality consistent with the Fund's investment policies.

    The Fund may invest up to 10% of its assets in unrated securities. Unrated securities may be less liquid than rated securities.

CONCENTRATION RISK

    The Fund may invest 25% or more of its total assets in obligations that generate income from similar types of projects (in particular, projects in health care, electric, water/sewer, education, and transportation). Political or economic developments affecting a single issuer or industry or similar types of projects may have a significant effect on Fund performance.

CALL RISK

    Many municipal obligations are issued with a call feature (features include a date on which the issuer has reserved the right to redeem the obligation prior to maturity). An obligation may be called for redemption before the Manager would otherwise choose to eliminate it from a Fund's holdings. A call may also reduce an obligation's yield to maturity.

MUNICIPAL SECURITIES

    Municipal securities are issued to raise money for a variety of public purposes, including general financing for state and local governments as well as financing for specific projects and public facilities. Municipal securities may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. The following discussion provides a brief description of some securities the Fund may buy. The Fund is not limited by this discussion, and it may buy other types of securities and enter into other types of transactions that meet its quality, maturity, and liquidity requirements.

    MUNICIPAL NOTES typically have maturities of 13 months or less and are used to provide short-term capital or to meet cash flow demands.

    GENERAL OBLIGATION BONDS are backed by the taxing power of the issuer.

    REVENUE BONDS are backed by the revenues derived from a specific project, system, or facility. Industrial development bonds are a type of revenue bond backed by the credit of a private issuer.

    VARIABLE- AND FLOATING-RATE DEMAND OBLIGATIONS have interest rate adjustment formulas designed to stabilize their market values. These obligations normally have maturities in excess of one year but carry demand features permitting the holders to demand repayment of principal at any time or at specified intervals which may not exceed 13 months.

    TENDER OPTION BONDS are created by combining an intermediate- or long-term fixed-rate tax-exempt bond with a tender agreement that gives the holder the option to tender the bond at face value. Tender option bonds purchased by the Fund are structured with rates that are reset weekly or at other regular intervals.

    A sponsor may terminate a tender option agreement if, for example, the issuer of the underlying bond defaults on interest payments, or the underlying bond is downgraded or becomes taxable. Under such circumstances, the Fund might then own a bond that does not meet its quality or maturity criteria.

    The Manager monitors the credit quality of bonds underlying the Fund's tender option bond holdings and will sell or put back a tender option bond if the rating on the underlying bond falls below the second-highest rating designated by a rating agency. In addition, the


PROSPECTUS                                    INFORMATION REGARDING THE FUND   7


Fund limits its investments in tender option bonds to 15% of net assets.

    MUNICIPAL LEASE OBLIGATIONS are issued by state and local governments to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the issuing municipality's ability to assess taxes to meet its debt obligations. If the state or local government does not make appropriations for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and loss to investors.

    ZERO-COUPON MUNICIPAL SECURITIES do not make regular interest payments. Instead, they are sold at a deep discount to their face value. In calculating daily dividends, the Fund takes into account, as income, a portion of the difference between these securities' purchase prices and face values. Because zero-coupon securities do not pay current income, their prices can be very volatile when interest rates change.

TAX-EXEMPT SECURITIES

    Historically, interest paid on securities issued by states, cities, counties, school districts and other political subdivisions of the United States has been exempt from federal income taxes. Legislation since 1985, however, affects the tax treatment of certain types of municipal bonds issued after certain dates and, in some cases, subjects the income from certain bonds to differing tax treatment depending on the tax status of its recipient.

    The Fund may quote tax-equivalent yields, which show the taxable yields an investor would have to earn before taxes to equal the Fund's tax-free yields. As a prospective investor in the Fund, you should determine whether your tax-equivalent yield is likely to be higher with a taxable or with a tax-exempt Fund. To determine this, you may use the formulas depicted below.

    You can calculate your tax-equivalent yield for the Fund (taking into account only federal income taxes and not any applicable state taxes) using the following equation:

         Fund's Tax-Free Yield                       Your Tax-
-------------------------------------------     =    Equivalent
        100% - Federal Tax Rate                        Yield

OTHER INVESTMENT PRACTICES, THEIR CHARACTERISTICS
AND RISKS

    For additional information regarding the investment practices of the Fund, see the Statement of Additional Information.

WHEN-ISSUED AND FORWARD COMMITMENT AGREEMENTS

    The Fund may purchase new issues of securities on a when-issued or forward commitment basis when, in the opinion of the Manager, such purchases will further the investment objectives of the Fund. The price of when-issued securities is established at the time the commitment to purchase is made. Delivery of and payment for these securities typically occurs 15 to 45 days after the commitment to purchase. Market rates of interest on debt securities at the time of delivery may be higher or lower than those contracted for on the when-issued security. Accordingly, the value of such security may decline prior to delivery, which could result in a loss to the Fund. A separate account consisting of cash or appropriate liquid assets in an amount at least equal to the when-issued commitments will be established and maintained with the custodian. No income will accrue to the Fund prior to delivery.

RULE 144A SECURITIES

    The Fund may, from time to time, purchase Rule 144A securities when they present attractive investment opportunities that otherwise meet the Fund's criteria for selection. Rule 144A securities are securities that are privately placed with and traded among qualified institutional investors rather than the general public. Although Rule 144A securities are considered "restricted securities," they are not necessarily illiquid.

    With respect to securities eligible for resale under Rule 144A, the staff of the SEC has taken the position that the liquidity of such securities in the portfolio of a fund offering redeemable securities is a question of fact for the Board of Trustees to determine, such determination to be based upon a consideration of the readily available trading markets and the review of any contractual restrictions. The staff also acknowledges that while the Board retains ultimate responsibility, it may delegate this function to the Manager.


8   INFORMATION REGARDING THE FUND                  AMERICAN CENTURY INVESTMENTS


    Accordingly, the Board of Trustees has established guidelines and procedures for determining the liquidity of Rule 144A securities and has delegated the day-to-day function of determining the liquidity of Rule 144A securities to the Manager. The Board retains the responsibility to monitor the implementation of the guidelines and procedures it has adopted.

    Since the secondary market for such securities is limited to certain qualified institutional buyers, the liquidity of such securities may be limited accordingly and a Fund may, from time to time, hold a Rule 144A security that is illiquid. In such an event, the Manager will consider appropriate remedies to minimize the effect on such Fund's liquidity.

    The Fund may not invest more than 10% of its net assets in illiquid securities (securities that may not be sold within seven days at approximately the price used in determining the net asset value of Fund shares).

OTHER TECHNIQUES

    The Manager may buy other types of securities or employ other portfolio management techniques on behalf of the Fund. When SEC guidelines require it to do so, the Fund will set aside cash or appropriate liquid assets in a segregated account to cover its obligations. See the Fund's Statement of Additional Information for a more detailed discussion of these investments and some of the risks associated with them.

PERFORMANCE ADVERTISING

    From time to time, the Fund may advertise performance data. Fund performance may be shown by presenting one or more performance measurements, including cumulative total return or average annual total return, yield, effective yield and tax-equivalent yield (for tax-exempt funds).

    Cumulative total return data is computed by considering all elements of return, including reinvestment of dividends and capital gains distributions, over a stated period of time. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced the Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

    A quotation of yield reflects the Fund's income over a stated period expressed as a percentage of the Fund's share price. Yield is calculated by measuring the income generated by an investment in the Fund over a seven-day period (net of expenses). This income is then annualized, that is, the amount of income generated by the investment over the seven day period is assumed to be generated over each similar period each week throughout a full year and is shown as a percentage of the investment. The effective yield is calculated in a similar manner but, when annualized, the income earned by the investment is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect on the assumed reinvestment.

    Yields are calculated according to accounting methods that are standardized in accordance with SEC rules. Because yield accounting methods differ from the methods used for other accounting purposes, the Fund's yield may not equal the income paid on its shares or the income reported in the Fund's financial statements.

    A tax-equivalent yield demonstrates the taxable yield necessary to produce after-tax yield equivalent to that of a mutual fund which invests in exempt obligations. See "Tax-Exempt Securities," page 8, for a description of the formulas used in comparing yields to tax-equivalent yields.

    The Fund may also include in advertisements data comparing performance with the performance of non-related investment media, published editorial comments and performance rankings compiled by independent organizations (such as Lipper Analytical Services or IBC's Money Fund Report) and publications that monitor the performance of mutual funds. Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance. Fund performance may also be compared, on a relative basis, to other funds in our fund family.

    This relative comparison, which may be based upon historical or expected Fund performance, volatility or other Fund characteristics, may be presented numerically, graphically or in text. Fund performance may also be combined or blended with


PROSPECTUS                                    INFORMATION REGARDING THE FUND   9


other funds in our fund family, and that combined or blended performance may be compared to the same indices to which individual funds may be compared.

    All performance information advertised by the Fund is historical in nature and is not intended to represent or guarantee future results. The value of Fund shares when redeemed may be more or less than their original cost.


10   INFORMATION REGARDING THE FUND                 AMERICAN CENTURY INVESTMENTS


                HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS

    The following section explains how to purchase, exchange and redeem the Investor Class shares of the Fund offered by this Prospectus through American Century Brokerage Access AccountSM and Standard Account.

HOW TO PURCHASE AND SELL AMERICAN CENTURY
FUNDS

    The Fund offered by this Prospectus is available as an investment option in connection with a program, product or service offered by American Century Brokerage. Since all records of your share ownership are maintained by American Century Brokerage, all orders to purchase, exchange and redeem shares must be made through American Century Brokerage.

    You should contact a Brokerage Associate at 1-888-345-2071 for information about how to select American Century funds.

    If you have questions about the Fund, see "Investment Policies of the Fund," page 6, or call one of our Investor Services Representatives at 1-800-345-2021.

    Orders to purchase shares are effective on the day we receive payment. See "When Share Price Is Determined," page 12.

    We may discontinue offering shares generally in the Fund (including any class of shares of the Fund) or in any particular state without notice to shareholders.

    To reduce expenses and demonstrate respect for our environment, we have initiated a project through which we will eliminate duplicate copies of most financial reports and prospectuses to most households and deliver account statements to most households in a single envelope, even if they have more than one account. If additional copies of financial reports and prospectuses or separate mailing of account statements is desired, please call American Century Brokerage at 1-888-345-2071.

HOW TO EXCHANGE FROM ONE AMERICAN CENTURY
FUND TO ANOTHER

    Your American Century Brokerage account permits you to exchange your investment in the shares of the Fund for shares of another fund in our family. Contact American Century Brokerage at 1-888-345-2071 for details on the rules governing exchanges.

HOW TO REDEEM SHARES

    Subject to any restrictions imposed by American Century Brokerage, you can sell ("redeem") your shares through American Century Brokerage at their net asset value. American Century Brokerage will provide us with redemption instructions. The shares will be redeemed at the net asset value next computed after receipt of the instructions in good order. See "When Share Price Is Determined," page 12. If you have any questions about how to redeem, contact an American Century Brokerage Associate.

TELEPHONE SERVICES

INVESTORS LINE

    To request information about our funds and a current Prospectus, or get answers to any questions that you may have about the funds and the services we offer, call one of our Investor Services Representatives at 1-800-345-2021.


PROSPECTUS                 HOW TO INVEST WITH AMERICAN CENTURY INVESTMENTS   11


                    ADDITIONAL INFORMATION YOU SHOULD KNOW

SHARE PRICE

WHEN SHARE PRICE IS DETERMINED

    The price of your shares is also referred to as their net asset value. Net asset value is determined by calculating the total value of a fund's assets, deducting total liabilities and dividing the result by the number of shares outstanding. For all American Century funds, except funds issued by American Century Target Maturities Trust, net asset value is determined at the close of regular trading on each day that the New York Stock Exchange is open, usually 3 p.m. Central time. Net asset values for Target Maturities funds are determined one hour prior to the close of the Exchange.

    Investments and requests to redeem or exchange shares will receive the share price next determined after receipt by us of the investment, redemption or exchange request. For example, investments and requests to redeem or exchange shares of a fund received by us or one of our agents before the time as of which the net asset value of the fund is determined, are effective on, and will receive the price determined, that day. Investment, redemption and exchange requests received thereafter are effective on, and receive the price determined as of the close of the Exchange on the next day the Exchange is open.

    Investments are considered received only when payment is received by us. Wired funds are considered received on the day they are deposited in our bank account if they are deposited before the time as of which the net asset value is determined.

    Investments by telephone pursuant to your prior authorization to us to draw on your bank account are considered received at the time of your telephone call.

    Investment and transaction instructions received by us on any business day by mail prior to the time as of which net asset value is determined will receive that day's price. Investments and instructions received after that time will receive the price determined on the next business day.

    If you invest in Fund shares through an employer-sponsored retirement plan or other financial intermediary, it is the responsibility of your plan recordkeeper or financial intermediary to transmit your purchase, exchange and redemption requests to the Fund's transfer agent prior to the applicable cut-off time for receiving orders and to make payment for any purchase transactions in accordance with the Fund's procedures or any contractual arrangements with the Fund or the Fund's distributor in order for you to receive that day's price.

HOW SHARE PRICE IS DETERMINED

    The valuation of assets for determining net asset value may be summarized as follows:

    The portfolio securities of each Fund, except as otherwise noted, listed or traded on a domestic securities exchange are valued at the last sale price on that exchange. Portfolio securities primarily traded on foreign securities exchanges are generally valued at the preceding closing values of such securities on the exchange where primarily traded. If no sale is reported, or if local convention or regulation so provides, the mean of the latest bid and asked prices is used. Depending on local convention or regulation, securities traded over-the-counter are priced at the mean of the latest bid and asked prices, or at the last sale price. When market quotations are not readily available, securities and other assets are valued at fair value as determined in accordance with procedures adopted by the Board of Trustees.

    Debt securities not traded on a principal securities exchange are valued through valuations obtained from a commercial pricing service or at the most recent mean of the bid and asked prices provided by investment dealers in accordance with procedures established by the Board of Trustees.

    Pursuant to a determination by the Money Market Fund's Board of Trustees and Rule 2a-7 under the Investment Company Act, portfolio securities of the Fund are valued at amortized cost. When a security is valued at amortized cost, it is valued at its cost when purchased, and thereafter by assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.


12   ADDITIONAL INFORMATION YOU SHOULD KNOW        AMERICAN CENTURY INVESTMENTS


WHERE TO FIND INFORMATION ABOUT SHARE PRICE

    The yield of the Investor Class of the Fund is published weekly in leading financial publications and daily in many local newspapers. Yield information may also be obtained by calling us or by accessing our Web site at www.americancentury.com.

DISTRIBUTIONS

    Dividends are declared and credited (i.e., available for redemption) daily and distributed monthly on the last Friday of each month.

    You will begin to participate in the distributions the day after your purchase is effective. See "When Share Price is Determined," page 12. If you redeem shares, you will receive the distribution declared for the day of the redemption. If all shares are redeemed (other than by CheckWriting), the distribution on the redeemed shares will be included with your redemption proceeds.

    Distributions from net realized capital gains, if any, generally are declared and paid once a year, but the Funds may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code, in all events in a manner consistent with the provisions of the Investment Company Act. The Fund does not expect to realize any long-term capital gains, and accordingly do not expect to pay any capital gains distributions.

    Participants in employer-sponsored retirement or savings plans must reinvest all distributions. For shareholders investing through taxable accounts, distributions will be reinvested unless you elect to receive them in cash. Distributions of less than $10 generally will be reinvested. Distributions made shortly after a purchase by check or ACH may be held up to 15 days. You may elect to have distributions on shares held in Individual Retirement Accounts and 403(b) plans paid in cash only if you are at least 59-1/2 years old or permanently and totally disabled. Distribution checks normally are mailed within seven days after the record date. Please consult our Investor Services Guide for further information regarding your distribution options.

    A distribution of shares of a Fund does not increase the value of your shares of your total return. At any given time the value of your shares includes the undistributed net gains, if any, realized by the Fund on the sale of portfolio securities, and undistributed dividends and interest received, less fund expenses.

    Because such gains and dividends are included in the value of your shares, when they are distributed the value of your shares is reduced by the amount of the distribution. If you buy your shares through a taxable account just before the distribution, you will pay the full price for your shares, and then receive a portion of the purchase price back as a taxable distribution.

TAXES

    The Fund has elected to be taxed under Subchapter M of the Internal Revenue Code, which means that to the extent its income is distributed to shareholders, it pays no income tax.

TAX-DEFERRED ACCOUNTS

    If Fund shares are purchased through tax-deferred accounts, such as a qualified employer-sponsored retirement or savings plan, income and capital gains distributions paid by the Fund will generally not be subject to current taxation, but will accumulate in your account under the plan on a tax-deferred basis.

    Employer-sponsored retirement and savings plans are governed by complex tax rules. If you elect to participate in your employer's plan, consult your plan administrator, your plan's summary plan description, or a professional tax advisor regarding the tax consequences of participation in the plan, contributions to, and withdrawals or distributions from the plan.

TAXABLE ACCOUNTS

    If Fund shares are purchased through taxable accounts, distributions of net investment income and net short-term capital gains are taxable to you as ordinary income, except as described below. The dividends from net income of the Variable Price Funds do not qualify for the 70% dividends-received deduction for corporations since they are derived from interest income. Dividends representing income derived from tax-exempt bonds generally retain the bonds' tax-exempt character in a shareholder's hands. Distributions from net long-term capital gains are taxable as long-term capital gains regardless of the length of time you have held the shares on which such distributions are paid. However, you should note that any loss


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   13


realized upon the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to such shares.

    Distributions are taxable to you regardless of whether they are taken in cash or reinvested, even if the value of your shares is below your cost. If you purchase shares shortly before a distribution, you must pay income taxes on the distribution, even though the value of your investment (plus cash received, if any) will not have increased. In addition, the share price at the time you purchase shares may include unrealized gains in the securities held in the investment portfolio of the Fund. If these portfolio securities are subsequently sold and the gains are realized, they will, to the extent not offset by capital losses, be paid to you as a distribution of capital gains and will be taxable to you as short-term or long-term capital gains.

    In January of the year following the distribution, you will receive a Form 1099-DIV notifying you of the status of your distributions for federal income tax purposes. The Fund anticipates that substantially all of the dividends to be paid by the Fund will be exempt from federal income taxes to an individual unless, due to that person's own tax situation, he or she is subject to the AMT. In that case, it is likely that a portion of the dividends will be taxable to that shareholder while remaining tax-exempt in the hands of most other shareholders. The Fund will advise shareholders of the percentage, if any, of the dividends not exempt from federal income tax, and the percentage, if any, subject to the individual AMT should a shareholder be subject to it.

    Distributions may also be subject to state and local taxes, even if all or a substantial part of such distributions are derived from interest on U.S. government obligations which, if you received them directly, would be exempt from state income tax. However, most but not all states allow this tax exemption to pass through to Fund shareholders when a Fund pays distributions to its shareholders. You should consult your tax advisor about the tax status of such distributions in your own state.

    If you have not complied with certain provisions of the Internal Revenue Code and Regulations, we are required by federal law to withhold and remit to the IRS 31% of reportable payments (which may include dividends, capital gains distributions and redemptions). Those regulations require you to certify that the Social Security number or tax identification number you provide is correct and that you are not subject to 31% withholding for previous under-reporting to the IRS. You will be asked to make the appropriate certification on your application. Payments reported by us that omit your Social Security number or tax identification number will subject us to a penalty of $50, which will be charged against your account if you fail to provide the certification by the time the report is filed, and is not refundable.

    Redemption of shares of a Fund (including redemptions made in an exchange transaction) will be a taxable transaction for federal income tax purposes and shareholders will generally recognize a gain or loss in an amount equal to the difference between the basis of the shares and the amount received. Assuming that shareholders hold such shares as a capital asset, the gain or loss will be a capital gain or loss and will generally be long term if shareholders have held such shares for a period of more than one year. If a loss is realized on the redemption of Fund shares, the reinvestment in additional Fund shares within 30 days before or after the redemption may be subject to the "wash sale" rules of the Internal Revenue Code, resulting in a postponement of the recognition of such loss for federal income tax purposes.

SPECIAL TAX INFORMATION

    The Fund intends to invest a sufficient portion of its assets in state and municipal obligations so that it will qualify to pay "exempt-interest dividends" to shareholders. Such exempt-interest dividends are generally excludable from a shareholder's gross income for federal tax purposes. If a Fund earned federally taxable income from any of its investments, the income would be distributed to shareholders as a taxable dividend as described above.

MUNICIPAL SECURITIES

    Opinions relating to the validity of municipal securities and the exemptions of interest thereon from federal income tax are rendered by bond counsel to the issuers. The Fund and the Manager rely on the opinion of bond counsel and do not undertake any independent investigation of proceedings relating to the issuance of state or municipal securities. The


14   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


Fund may invest in various instruments that are not traditional state and local obligations and that are believed to generate interest excludable from taxable income under Code Section 103, including, but not limited to, municipal lease obligations and inverse floaters. Although the Fund may invest in these instruments, they cannot guarantee the tax-exempt status of the income earned thereon from any other investment.

MANAGEMENT

INVESTMENT MANAGEMENT

    The Fund is an open-end series of the American Century Municipal Trust (the "Trust"). Under the laws of the Commonwealth of Massachusetts, the Board of Trustees is responsible for managing the business and affairs of the Trust. Acting pursuant to an investment management agreement entered into with the Fund, American Century Investment Management, Inc. serves as the investment manager of the Fund. Its principal place of business is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111. The Manager has been providing investment advisory services to investment companies and institutional clients since it was founded in 1958.

    The Manager supervises and manages the investment portfolio of the Fund and directs the purchase and sale of its investment securities. It utilizes teams of portfolio managers, assistant portfolio managers and analysts acting together to manage the assets of the Fund. The teams meet regularly to review portfolio holdings and to discuss purchase and sale activity. The teams adjust holdings in the Fund's portfolio as they deem appropriate in pursuit of the Fund's investment objectives. Individual portfolio manager members of the team may also adjust portfolio holdings of the Fund as necessary between team meetings.

    The portfolio manager members of the teams managing the Fund described in this Prospectus and their work experience for the last five years are as follows:

    G. DAVID MACEWEN, Vice President, is the manager of the team which manages the Funds in the American Century Municipal Trust and has been primarily responsible for the day-to-day operations of Florida Municipal Intermediate since May 1991. Mr. MacEwen joined American Century in 1991.

    BRYAN E. KARCHER, Portfolio Manager, has been responsible for the day-to-day operations of Florida Municipal Money Market Fund and Tax-Free Money Market since April 1995. Mr. Karcher joined American Century in 1989 and is a Chartered Financial Analyst.

    TODD PARDULA, Portfolio Manager, has been a member of the teams which manage Florida Municipal Money Market Fund and Tax-Free Money Market since February 1990, when he joined American Century. Mr. Pardula is a Chartered Financial Analyst.

    The activities of the Manager are subject only to directions of the Fund's Board of Trustees. The Manager pays all the expenses of the Fund except brokerage, taxes, portfolio insurance, interest, fees and expenses of the non-interested person Trustees (including counsel fees) and extraordinary expenses.

    For the services provided to the Fund, the Manager receives a monthly fee based on a percentage of the average net assets of each Fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the funds in a Fund's investment category which are managed by the Manager (the "Investment Category Fee"). There are three investment categories: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the Manager (the "Complex Fee"). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the Fund to the Manager. Currently, the Investment Category Fee for the Fund is an annual rate of 0.20% of the average net assets of the Fund. The Complex Fee is currently an annual rate of 0.30% of the average net assets of the Fund. Further information about the calculation of the annual management fee is contained in the Statement of Additional Information.

    On the first business day of each month, the Fund pays a management fee to the Manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for a Fund by the aggregate average daily closing value of a Fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   15


CODE OF ETHICS

    The Fund and the Manager have adopted a Code of Ethics that restricts personal investing practices by employees of the Manager and its affiliates. Among other provisions, the Code of Ethics requires that employees with access to information about the purchase or sale of securities in the Fund's portfolios obtain preclearance before executing personal trades. With respect to Portfolio Managers and other investment personnel, the Code of Ethics prohibits acquisition of securities in an initial public offering, as well as profits derived from the purchase and sale of the same security within 60 calendar days. These provisions are designed to ensure that the interests of the Fund shareholders come before the interests of the people who manage those Funds.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111 (the "transfer agent") acts as transfer agent and dividend-paying agent for the Fund. It provides facilities, equipment and personnel to the Fund and is paid for such services by the Manager.

    The Fund charges no sales commissions, or "loads," of any kind. However, investors who do not choose to purchase or sell Fund shares directly from the transfer agent may purchase or sell Fund shares through registered broker-dealers and other qualified service providers, who may charge investors fees for their services. These broker-dealers and service providers generally provide shareholder, administrative and/or accounting services which would otherwise be provided by the transfer agent. To accommodate these investors, the Manager and its affiliates have entered into agreements with some broker-dealers and service providers to provide these services. Fees for such services are borne normally by the Funds at the rates normally paid to the transfer agent, which would otherwise provide the services. Any distribution expenses associated with these arrangements are borne by the Manager.

    From time to time, special services may be offered to shareholders who maintain higher share balances in our family of funds. These services may include the waiver of minimum investment requirements, expedited confirmation of shareholder transactions, newsletters and a team of personal representatives. Any expenses associated with these special services will be paid by the Manager or its affiliates.

    The Manager and the transfer agent are both wholly owned by American Century Companies, Inc. (ACC). James E. Stowers Jr., Chairman of the Board of Directors of ACC, controls ACC by virtue of his ownership of a majority of its common stock.

DISTRIBUTION OF FUND SHARES

    The Fund's shares are distributed by American Century Investment Services, Inc. (the "Distributor"), a registered broker-dealer and an affiliate of the Manager. The Manager pays all expenses for promoting and distributing the Investor Class of Fund shares offered by this Prospectus. The Investor Class of shares do not pay any commissions or other fees to the Distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of Fund shares.

FURTHER INFORMATION ABOUT AMERICAN CENTURY

    American Century Municipal Trust was organized as a Massachusetts business trust on May 1, 1984. The Trust is an open-end management investment company. Its business and affairs are managed by its officers under the direction of its Board of Trustees.

    The principal office of the Trust is American Century Tower, 4500 Main Street, P.O. Box 419200, Kansas City, Missouri 64141-6200. All inquiries may be made by mail to that address, or by telephone to 1-800-345-2021 (international calls: 816-531-5575).

    The Funds are individual series of the Trust which issues shares with no par value. The assets belonging to each series of shares are held separately by the custodian and in effect each series is a separate fund.

    Each share, irrespective of series, is entitled to one vote for each dollar of net asset value applicable to such share on all questions, except those matters which must be voted on separately by the series of shares affected. Matters affecting only one Fund are voted upon only by that Fund.

    Shares have non-cumulative voting rights, which means that the holders of more than 50% of the votes cast in an election of Trustees can elect all of the Trustees if they choose to do so, and in such event the


16   ADDITIONAL INFORMATION YOU SHOULD KNOW         AMERICAN CENTURY INVESTMENTS


holders of the remaining votes will not be able to elect any person or persons to the Board of Trustees.

    Unless required by the Investment Company Act, it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not vote each year on the election of Trustees or the appointment of auditors. However, pursuant to the Trust's by-laws, the holders of shares representing at least 10% of the votes entitled to be cast may request that the Trust hold a special meeting of shareholders. We will assist in the communication with other shareholders.

    WE RESERVE THE RIGHT TO CHANGE ANY OF OUR POLICIES, PRACTICES AND PROCEDURES DESCRIBED IN THIS PROSPECTUS, INCLUDING THE STATEMENT OF ADDITIONAL INFORMATION, WITHOUT SHAREHOLDER APPROVAL EXCEPT IN THOSE INSTANCES WHERE SHAREHOLDER APPROVAL IS EXPRESSLY REQUIRED.

    THIS PROSPECTUS CONSTITUTES AN OFFER TO SELL SECURITIES OF A FUND ONLY IN THOSE STATES WHERE THE FUND'S SHARES HAVE BEEN REGISTERED OR OTHERWISE QUALIFIED FOR SALE. A FUND WILL NOT ACCEPT APPLICATIONS FROM PERSONS RESIDING IN STATES WHERE THE FUND'S SHARES ARE NOT REGISTERED.


PROSPECTUS                           ADDITIONAL INFORMATION YOU SHOULD KNOW   17


TO CONTACT AMERICAN CENTURY BROKERAGE, INC.:

P.O. BOX 419146
KANSAS CITY, MISSOURI
64141-6146

BROKERAGE ASSOCIATE:
1-888-345-2071

TELESELECT AUTOMATED INFORMATION AND TRADING LINE:
1-888-345-2091

INTERNET: WWW.AMERICANCENTURY.COM


TO CONTACT THE FUND:

P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 OR 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 OR 816-444-3485

INTERNET: WWW.AMERICANCENTURY.COM

                            [american century logo]
                                    American
                                Century(reg.sm)
                                   Brokerage

9712           [recycled logo]
BK-BKT-10425      Recycled